UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 13, 2011 (July 12, 2011)
Date of Report (Date of earliest event reported)
FIRST INDUSTRIAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13102	36-3935116
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of		Identification No.)
incorporation or
organization)
311 S. Wacker Drive, Suite 3900
Chicago, Illinois 60606
(Address of principal executive offices, zip code)
(312) 344-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 12, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of First Industrial Realty Trust, Inc. (the “Company”) approved the terms of a service-based incentive award to certain officers and employees of the Company, including the Company’s Chief Investment Officer, Chief Financial Officer and Executive Vice Presidents.
Service-Based Incentive Plan (the “Service Plan”)
Grantees of an award under a Service-Based Bonus Agreement (the “Bonus Agreement”) pursuant to the Service Plan who remain employed with the Company through and including June 30, 2012 will be eligible for a specified cash bonus (the “Bonus”). In the event (i) a grantee’s employment with the Company is terminated on or prior to June 30, 2012 as a result of grantee’s death or by the Company due to grantee’s disability or (ii) a change of control is consummated on or prior to June 30, 2012 and the grantee remains employed with the Company through the date of such change of control, the grantee will be eligible for an amount in cash equal to two (2) times the Bonus, in lieu of the Bonus. Subject to the foregoing, in the event of the termination of a grantee’s employment with the Company by the Company with or without cause or by the grantee for any reason prior to the earlier of June 30, 2012 or the consummation of a change of control, the grantee will not be eligible for any Bonus.
Under their respective Service-Based Bonus Agreements, the Bonuses specified for Johannson L. Yap, the Company’s Chief Investment Officer, Scott A. Musil, the Company’s Chief Financial Officer, David Harker, the Company’s Executive Vice President — Central Region, and Peter Schultz, the Company’s Executive Vice President — East Region are $175,350, $122,745, $122,745 and $122,745, respectively.
A copy of the form of Bonus Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Form of Service-Based Bonus Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC
Date: July 13, 2011	By:	/s/ Scott A. Musil
Scott A. Musil
Chief Financial Officer